U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): August 11, 2006

                          5G WIRELESS COMMUNICATIONS, INC.
                    (Exact Name of Registrant as Specified in Its Charter)

          Nevada                          0-30448              20-0420885
(State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                     Identification No.)

        4136 Del Rey Avenue, Marina Del Rey, California           90292
            (Address of Principal Executive Offices)            (Zip Code)

      Registrant's telephone number, including area code:  (310) 448-8022



           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 11, 2006 and August 31, 2006, the Company sold a total of 1,082,858 shares of common stock to a total of nine accredited investors for a total consideration of $251,154 (average of $0.23 per share). These sales were undertaken in offshore transactions under Regulation S in which no directed selling efforts were made in the United States by the Company, or any person acting on behalf of any of the Company. In addition, the other provisions of Rule 903(b)(3)(i) and (iii) were complied with.

                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: September 8, 2006               By: /s/ Don Boudewyn
                                       Don Boudewyn
                                       Executive Vice President